EXHIBIT 10.14

                    Waiver and Amendment No. 2 dated March 24, 1993
                               to the Credit Agreement


[ NatWest USA Credit Corp. letterhead]

NatWest USA Credit Corp.
175 Water Street
New York, NY   10038-4924

Peebles, Inc.
One Peebles Street
South Hill, VA   23970

Ladies and Gentlemen:

Re: Second Amended and Restated Credit Agreement dated January 31, 1992

Reference is made to the Second Amended and Restated Credit Agreement dated January 31, 1992 between Peebles, Inc. (the "Borrower") and NatWest USA Credit Corp. (the "Lender"), as amended (the "Credit Agreement"). Terms not otherwise defined herein shall having the respective meanings ascribed thereto in the Credit Agreement.

The Borrower has requested that the Lender waive certain provisions of the Credit Agreement in Connection with the proposed acquisition by the Borrower of the fixtures, equipment and leasehold interest of Hess Department Stores located in New River Valley Mall in Blacksburg, Virginia (the "Acquisition"). The Lender hereby consents to the Acquisition and hereby waives the provisions of Section 7.4 of the Credit Agreement solely in connection with the Acquisition.

Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect without waiver or amendment.

                                Very truly yours,


                                NATWEST USA CREDIT CORP.

                                By:  /s/ Kevin R. Rogers
                                     Kevin R. Rogers